UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 18, 2025 (November 18, 2025)
Date of Report (date of earliest event reported)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 West End Avenue, Suite 1300 Nashville, Tennessee 37203
(Address of Principal Executive Offices)
(615) 255-0068
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 18, 2025, Cumberland Pharmaceuticals Inc. (the “Company” or “Cumberland”) and Pinnacle Bank ("Pinnacle") fully executed the First Amendment to Amended and Restated Revolving Credit Note and Second Amendment to Amended and Restated Revolving Credit Loan Agreement (the "Amendment"). The original Pinnacle agreement was dated September 5, 2023. The Amendment provides for a principal available for borrowing of up to $15 million. The Company has the right to request an increase of up to an additional $10 million. The aggregate principal funding amount remains unchanged of up to $25 million.
Cumberland is subject to a financial covenant, maintenance of a Minimum Fixed Charge Coverage Ratio determined on a quarterly basis, along with Borrowing Base Requirements, as defined. The interest rate on funds borrowed is based on Benchmark Term SOFR plus 2.75%. Borrowings under the line of credit are collateralized by substantially all of the Company’s assets.
The Amendment extends the maturity date to October 1, 2027.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of a direct financial obligation of the Company is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits
    (d) Exhibits

Exhibit No.	Description

10.1
First Amendment to Amended and Restated Revolving Credit Note and Second Amendment to Amended and Restated Revolving Credit Loan Agreement, dated as of November 12, 2025, by and between Cumberland Pharmaceuticals Inc. and Pinnacle Bank

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: November 21, 2025	By:	/s/ John Hamm
John Hamm
Chief Financial Officer